                                                                    EXHIBIT 23.5

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Applied Software Technology, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                          /s/KPMG Peat Marwick LLP

Atlanta, Georgia
December 12, 1997